UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2007

PETROSOUTH ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-130673
(Commission File Number)

20-8756823
(IRS Employer Identification No.)

20333 State Highway 249, Suite 200 – 11, Houston, TX 77070-26133
(Address of principal executive offices and Zip Code)

(281) 378-1563
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: any information regarding PetroSouth Energy Corp., a BVI corporation described herein, and any statements relating to our ability to raise sufficient capital to finance our planned operations, our ability to identify any recoverable oil or gas resource or reserve of any kind, our ability to enforce or perform under our farm out agreements, our ability to hire the necessary personnel, and estimates of our cash expenditures for the next 12 months. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” on page 4, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the shares of common stock in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our company” refer to PetroSouth Energy Corp.

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2007, we entered into a share exchange agreement with PetroSouth Energy Corp., a private British Virgin Islands corporation (“PetroSouth Energy Corp. BVI”), and the former shareholders of PetroSouth Energy Corp. BVI. The closing of the transactions contemplated in the share exchange agreement and the acquisition of all of the issued and outstanding common stock in the capital of PetroSouth Energy Corp. BVI occurred on October 2, 2007. Please refer to the information provided under Item 2.01 of this current report for information related to the share exchange agreement and our business as a result of the acquisition.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 2, 2007, we completed the acquisition of all the issued and outstanding common stock of PetroSouth Energy Corp. BVI pursuant to a share exchange agreement dated September 30, 2007 among our company, as purchaser, and all of the shareholders of PetroSouth Energy Corp. BVI, as vendors. In exchange for all of the issued and outstanding shares of PetroSouth Energy Corp. BVI, we issued to the nominee of the shareholders of PetroSouth Energy Corp. BVI, Johann Roland Vetter, an aggregate of (i) 28,266,666 common shares of our common stock and (ii) 28,266,666 warrants to purchase common shares in the capital of PetroSouth Energy Corp. at $1.25 per common share. As a result, the shareholders of PetroSouth Energy Corp. BVI now own approximately 29% of our issued and outstanding common stock.  If Mr. Vetter exercised all of the 28,266,666 warrants received by him pursuant to the share exchange agreement, they would own approximately 45% of our issued and outstanding stock.

After giving effect to the share exchange agreement, including the issuance of 28,266,666 shares of our common stock to Johann Roland Vetter, we now have 99,533,333 shares of common stock issued and outstanding.  If Mr. Vetter exercised all of the 28,266,666 warrants received by him under the share exchange agreement, the total issued and outstanding common stock of our company would be 127,799,999.

PetroSouth Energy Corp. BVI is a private corporation incorporated in the British Virgin Islands in on November 30, 2006. PetroSouth Energy Corp. BVI currently has participation stakes in two separate Colombian blocks representing 133,333 acres and potential reserves of 222.01 million barrels of oil (MMBO) cumulatively. PetroSouth Energy Corp. BVI has a 20% participation stake in the Talora Block that lies just southwest of Bogotá, Colombia. The 108,333-acre contiguous parcel of land contains five prospects with combined potential reserves of 209 million barrels of oil (MMBO). PetroSouth Energy Corp. BVI has a 16% participation stake in the Buenavista Block that lies just northeast of Bogotá, Colombia. The 25,000-acre contiguous parcel of land contains the Bolivar field, the Bolivar prospect and three leads, representing with combined potential reserves of over 13 million barrels of oil (MMBO).

The exploration and production activities on these Colombian blocks are in the early stages and there can be no assurance that, following the closing of the share exchange agreement, we will be able to successfully locate commercially viable resources or reserves or any at all.

Because we were a shell company before our acquisition of all of the common stock of PetroSouth Energy Corp. BVI, we have included in this Current Report on Form 8-K, the information on our company that would be required if we were filing a general form for registration of securities on Form 10-SB.

We are an early stage oil and gas exploration company. For further details on our business, please see the section entitled “Description of Our Business” beginning on page 12.

EXECUTIVE SUMMARY

On October 2, 2007 we completed our acquisition of all of the issued and outstanding common stock of PetroSouth Energy Corp. BVI, a privately-owned British Virgin Islands corporation engaged in oil and gas exploration, pursuant to a share exchange agreement we entered into with PetroSouth Energy Corp. BVI and its shareholders on September 30, 2007.

PetroSouth Energy Corp. BVI currently has participation stakes in two separate Colombian blocks representing 133,333 acres and potential reserves of 222.01 million barrels of oil (MMBO) cumulatively. PetroSouth Energy Corp. BVI has a 20% participation stake in the Talora Block that lies just southwest of Bogotá. The 108,333-acre contiguous parcel of land contains five prospects with combined potential reserves of 209 million barrels of oil (MMBO). PetroSouth Energy Corp. BVI has a 16% participation stake in the Buenavista Block that lies just northeast of Bogotá. The 25,000-acre contiguous parcel of land contains the Bolivar field, the Bolivar prospect and three leads, representing with combined potential reserves of over 13 million barrels of oil (MMBO).

As a result of the share purchase transaction, PetroSouth Energy Corp. BVI is now a wholly-owned subsidiary of our company.

RISK FACTORS

Shares of our common stock are speculative, especially since we are in the exploration-stage of our new business. We operate in a volatile sector of business that involves numerous risks and uncertainties. The risks and uncertainties described below are not the only ones we face. Other risks and uncertainties, including those that we do not currently consider material, may impair our business. If any of the risks discussed below actually occur, our business, financial condition, operating results or cash flows could be materially adversely affected. This could cause the trading price of our securities to decline, and you may lose all or part of your investment. Prospective investors should consider carefully the risk factors set out below.

Risks Related to Our Business

Because we may never earn revenues from our operations, our business may fail and then investors may lose all of their investment in our company.

We have no history of revenues from operations. We have never had significant operations and have no significant assets. We have yet to generate positive earnings and there can be no assurance that we will ever operate profitably. Our company has a limited operating history. If our business plan is not successful and we are not able to operate profitably, then our stock may become worthless and investors may lose all of their investment in our company.

We expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from future acquisitions, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide no assurance that we will generate any revenues or ever achieve profitability. If we are unsuccessful in addressing these risks, our business will fail and investors may lose all of their investment in our company.

We have a history of losses and have negative cash flows from operations, which raises substantial doubt about our ability to continue as a going concern.

We have not generated any revenues since our incorporation and we will continue to incur operating expenses without revenues until we are in commercial deployment. To date we have had negative cash flows from operations and we have been dependent on sales of our equity securities and debt financing to meet our cash requirements and have incurred net losses from inception to June 30, 2007 of approximately $148,770. Our net cash used in operations for the year ended June 30, 2007 was $60,846. As of June 30, 2007 we had working capital deficit of $1,111,730. We do not expect positive cash flow from operations in the near term. There is no assurance that actual cash requirements will not exceed our estimates. In particular, additional capital may be required in the event that drilling and completion costs increase beyond our expectations; or we encounter greater costs associated with general and administrative expenses or offering costs. The occurrence of any of the aforementioned events could adversely affect our ability to meet our business plans. We cannot provide assurances that we will be able to successfully execute our business plan. These circumstances raise substantial doubt about our ability to continue as a going concern. If we are unable to continue as a going concern, investors will likely lose all of their investments in our company.

There is no assurance that we will operate profitably or will generate positive cash flow in the future. In addition, our operating results in the future may be subject to significant fluctuations due to many factors not within our control, such as the unpredictability of when customers will purchase our services, the size of customers’ purchases, the demand for our services, and the level of competition and general economic conditions. If we cannot generate positive cash flows in the future, or raise sufficient financing to continue our normal operations, then we may be forced to scale down or even close our operations.

We will depend almost exclusively on outside capital to pay for the continued exploration and development of our properties. Such outside capital may include the sale of additional stock and/or commercial borrowing. There is no guarantee that sufficient capital will continue to be available to meet these continuing development costs or that it will be on terms acceptable to us. The issuance of additional equity securities by us would result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

If we are unable to obtain financing in the amounts and on terms deemed acceptable to us, we may be unable to continue our business and as a result may be required to scale back or cease operations for our business, the result of which would be that our stockholders would lose some or all of their investment.

A decline in the price of our common stock could affect our ability to raise further working capital and adversely impact our operations.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because our operations have been and will be primarily financed through the sale of equity securities, a decline in the price of our common stock could be especially detrimental to our liquidity and our continued operations. Any reduction in our ability to raise equity capital in the future would force us to reallocate funds from other planned uses and would have a significant negative effect on our business plans and operations, including our ability to develop new products and continue our current operations. If our stock price declines, we may not be able to raise additional capital or generate funds from operations sufficient to meet our obligations.

We have a limited operating history and if we are not successful in continuing to grow our business, then we may have to scale back or even cease our ongoing business operations.

We have no history of revenues from operations and have no significant tangible assets. We have yet to generate positive earnings and there can be no assurance that we will ever operate profitably. We were in the business of mineral exploration before our acquisition of PetroSouth Energy Corp. BVI. We have only recently decided to shift our focus of our exploration activities from mineral to oil and gas. The acquisition of PetroSouth Energy Corp. BVI was our first oil and gas related transaction. Our company has no operating history in exploration of oil and gas at this time and must be considered in the very early development stage. The success of our company is significantly dependent on a successful acquisition, drilling, completion and production program. Our company’s operations will be subject to all the risks inherent in the establishment of a developing enterprise and the uncertainties arising from the absence of a significant operating history. We may be unable to locate recoverable reserves or operate on a profitable basis. We are in the development stage and potential investors should be aware of the difficulties normally encountered by enterprises in the development stage. If our business plan is not successful, and we are not able to operate profitably, investors may lose some or all of their investment in our company.

Because of the early stage of development and the nature of our business, our securities are considered highly speculative.

Our securities must be considered highly speculative, generally because of the nature of our business and the early stage of our development. We are engaged in the business of exploring and, if warranted, developing commercial reserves of oil and gas. Both of our properties are in the exploration stage. Accordingly, we have not generated any revenues nor have we realized a profit from our operations to date and there is little likelihood that we will generate any revenues or realize any profits in the short term. Any profitability in the future from our business will be dependent upon locating and developing economic reserves of oil and gas, which itself is subject to numerous risk factors as set forth herein. Since we have not generated any revenues, we will have to raise additional monies through the sale of our equity securities or debt in order to continue our business operations.

Nature of Oil and Gas Exploration and Development involves many risks that we may not be able to overcome.

Oil and gas exploration and development is very competitive and involves many risks that even a combination of experience, knowledge and careful evaluation may not be able to overcome. As with any petroleum property, there can be no assurance that oil or gas will be extracted from any of the properties subject to our exploration and production contracts. Furthermore, the marketability of any discovered resource will be affected by numerous factors beyond our control. These factors include, but are not limited to, market fluctuations of prices, proximity and capacity of pipelines and processing equipment, equipment availability and government regulations (including, without limitation, regulations relating to prices, taxes, royalties, land tenure, allowable production, importing and exporting of oil and gas and environmental protection). The extent of these factors cannot be accurately predicted, but the combination of these factors may result in us not receiving an adequate return on invested capital.

The marketability of natural resources will be affected by numerous factors beyond our control which may result in us not receiving an adequate return on invested capital to be profitable or viable.

The marketability of natural resources which may be acquired or discovered by us will be affected by numerous factors beyond our control. These factors include market fluctuations in oil and gas pricing and demand, the proximity and capacity of natural resource markets and processing equipment, governmental regulations, land tenure, land use, regulation concerning the importing and exporting of oil and gas and environmental protection regulations. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in us not receiving an adequate return on invested capital to be profitable or viable.

Oil and gas operations are subject to comprehensive regulation which may cause substantial delays or require capital outlays in excess of those anticipated causing an adverse effect on our company.

Oil and gas operations are subject to federal, state, and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Oil and gas operations are also subject to federal, state, and local laws and regulations which seek to maintain health and safety standards by regulating the design and use of drilling methods and equipment. Various permits from government bodies are required for drilling operations to be conducted; no assurance can be given that such permits will be received. Environmental standards imposed by federal, provincial, or local authorities may be changed and any such changes may have material adverse effects on our activities. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on us. Additionally, we may be subject to liability for pollution or other environmental damages which we may elect not to insure against due to prohibitive premium costs and other reasons. To date we have not been required to spend any material amount on compliance with environmental regulations. However, we may be required to do so in future and this may affect our ability to expand or maintain our operations.

Exploratory drilling involves many risks and we may become liable for pollution or other liabilities which may have an adverse effect on our financial position.

Drilling operations generally involve a high degree of risk. Hazards such as unusual or unexpected geological formations, power outages, labour disruptions, blow-outs, sour gas leakage, fire, inability to obtain suitable or adequate machinery, equipment or labour, and other risks are involved. We may become subject to liability for pollution or hazards against which it cannot adequately insure or which it may elect not to insure. Incurring any such liability may have a material adverse effect on our financial position and operations.

Any change to government regulation/administrative practices may have a negative impact on our ability to operate and our profitability.

The business of resource exploration and development is subject to regulation relating to the exploration for, and the development, upgrading, marketing, pricing, taxation, and transportation of oil and gas and related products and other matters. Amendments to current laws and regulations governing operations and activities of oil and gas exploration and development operations could have a material adverse impact on our business. In addition, there can be no assurance that income tax laws, royalty regulations and government incentive programs related to the properties subject to our exploration and production contracts and the oil and gas industry generally, will not be changed in a manner which may adversely affect our progress and cause delays, inability to explore and develop or abandonment of these interests.

Permits, leases, licenses, and approvals are required from a variety of regulatory authorities at various stages of exploration and development. There can be no assurance that the various government permits, leases, licenses and approvals sought will be granted in respect of our activities or, if granted, will not be cancelled or will be renewed upon expiry. There is no assurance that such permits, leases, licenses, and approvals will not contain terms and provisions which may adversely affect our exploration and development activities.

All or a portion of our interest in our properties may be lost if we are unable to obtain significant additional financing, as we are required to make significant expenditures on the exploration and development of our properties.

Our ability to continue exploration and, if warranted, development of our properties will be dependent upon our ability to raise significant additional financing. If we are unable to obtain such financing, a portion of our interest in our properties may be lost or our properties may be lost entirely and revert back to the government of Colombia. We have limited financial resources and no material cash flow from operations and we are dependent for funds on our ability to sell our common shares, primarily on a private placement basis. There can be no assurance that we will be able to obtain financing on that basis in light of factors such as the market demand for our securities, the state of financial markets generally and other relevant factors.

We anticipate that we may need to obtain additional bank financing or sell additional debt or equity securities in future public or private offerings. There can be no assurance that additional funding will be available to us for exploration and development of our projects or to fulfill our obligations under the applicable petroleum prospecting licenses. Although historically we have announced additional financings to proceed with the development of some of our properties, there can be no assurance that we will be able to obtain adequate financing in the future or that the terms of such financing will be favorable. Failure to obtain such additional financing could result in delay or indefinite postponement of further exploration and development of our projects with the possible loss of our petroleum prospecting licenses.

We will require substantial funds to enable us to decide whether our non-producing properties contain commercial oil and gas deposits and whether they should be brought into production, and if we cannot raise the necessary funds we may never be able to realize the potential of these properties.

Our decision as to whether our non-producing properties contain commercial oil and gas deposits and should be brought into production will require substantial funds and depend upon the results of exploration programs and feasibility studies and the recommendations of duly qualified engineers, geologists, or both. This decision will involve consideration and evaluation of several significant factors including but not limited to: (1) costs of bringing a property into production, including exploration and development work, preparation of production feasibility studies, and construction of production facilities; (2) availability and costs of financing; (3) ongoing costs of production; (4) market prices for the oil and gas to be produced; (5) environmental compliance regulations and restraints; and (6) political climate, governmental regulation and control. If we are unable to raise the funds necessary to properly evaluate our non-producing properties, then we may not be able to realize any potential of these properties.

We have licenses in respect of our properties, but our properties may be subject to prior unregistered agreements, or transfers which have not been recorded or detected through title searches, and are subject to a governmental right of participation, resulting in a possible claim against any future revenues generated by such properties.

We have licenses with respect to our oil and gas properties and we believe our interests are valid and enforceable given that they have been granted directly by the government of Colombia, although we have not obtained an opinion of counsel or any similar form of title opinion to that effect. However, these licenses do not guarantee title against all possible claims. The properties may be subject to prior unregistered agreements, or transfers which have not been recorded or detected through title research.  If the interests in our properties are challenged, we may have to expend funds defending any such claims and may ultimately lose some or all of any revenues generated from the properties if we lose our interest in such properties.

All of our projects are located in Colombia where oil and gas exploration activities may be affected in varying degrees by political and government regulations which could have a negative impact on our ability to continue our operations.

Both projects in which we have participation stakes are located in Colombia. Exploration activities in Colombia may be affected in varying degrees by political instabilities and government regulations relating to the oil and gas industry. Any changes in regulations or shifts in political conditions are beyond our control and may adversely affect our business. Operations may be affected in varying degrees by government regulations with respect to restrictions on production, price controls, export controls, income taxes, expropriations of property, environmental legislation and safety. The status of Colombia as a developing country may make it more difficult for us to obtain any required financing for our projects. The effect of all these factors cannot be accurately predicted. Notwithstanding the progress achieved in restructuring Colombia political institutions and revitalizing its economy, the present administration, or any successor government, may not be able to sustain the progress achieved. While the Colombia economy has experienced growth in recent years, such growth may not continue in the future at similar rates or at all. If the economy of Colombia fails to continue its growth or suffers a recession, we may not be able to continue our operations in that country. We do not carry political risk insurance.

Oil and gas operations are subject to comprehensive regulation which may cause substantial delays or require capital outlays in excess of those anticipated causing an adverse effect on our company. Further, exploration and production activities are subject to certain environmental regulations which may prevent or delay the commencement or continuance of our operations.

Oil and gas operations in Colombia are subject to federal and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Oil and gas operations in Colombia are also subject to federal and local laws and regulations which seek to maintain health and safety standards by regulating the design and use of drilling methods and equipment. Various permits from government bodies are required for drilling operations to be conducted; no assurance can be given that such permits will be received. No assurance can be given that environmental standards imposed by federal or local authorities will not be changed or that any such changes would not have material adverse effects on our activities. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on us. Additionally, we may be subject to liability for pollution or other environmental damages which we may elect not to insure against due to prohibitive premium costs and other reasons. Our current exploration and drilling activities are subject to the aforementioned environment regulations.

Compliance with these laws and regulations has not had a material effect on our operations or financial condition to date. Specifically, we are subject to legislation regarding emissions into the environment, water discharges and storage and disposition of hazardous wastes. In addition, legislation has been enacted which requires well and facility sites to be abandoned and reclaimed to the satisfaction of state authorities. However, such laws and regulations are frequently changed and we are unable to predict the ultimate cost of compliance. Generally, environmental requirements do not appear to affect us any differently or to any greater or lesser extent than other companies in the industry.

Based upon our review of the environmental regulations that we are currently subject to, we believe that our operations comply, in all material respects, with all applicable environmental regulations.

Exploratory drilling involves many risks and we may become liable for pollution or other liabilities which may have an adverse effect on our financial position.

Drilling operations generally involve a high degree of risk. Hazards such as unusual or unexpected geological formations, power outages, labor disruptions, blow-outs, sour gas leakage, fire, inability to obtain suitable or adequate machinery, equipment or labour, and other risks are involved. We may become subject to liability for pollution or hazards against which we cannot adequately insure or which we may elect not to insure. Incurring any such liability may have a material adverse effect on our financial position and operations.

As our properties are in the exploration stage there can be no assurance that we will establish commercial discoveries on our properties.

Exploration for economic reserves of oil and gas is subject to a number of risk factors. Few of the properties that are explored are ultimately developed into producing oil and/or gas wells. One of our properties is in the exploration stage only and is without proven reserves of oil and gas. Our other property is primarily in the exploration stage and has one productive well. There can be no assurances that we will establish commercial discoveries on any of our properties or maintain current production at our productive well.

The potential profitability of oil and gas ventures depends upon factors beyond the control of our company.

The potential profitability of oil and gas properties is dependent upon many factors beyond our control. For instance, world prices and markets for oil and gas are unpredictable, highly volatile, potentially subject to governmental fixing, pegging, controls, or any combination of these and other factors, and respond to changes in domestic, international, political, social, and economic environments. Additionally, due to world-wide economic uncertainty, the availability and cost of funds for production and other expenses have become increasingly difficult, if not impossible, to project. These changes and events may materially affect our financial performance.

Adverse weather conditions can also hinder drilling operations. A productive well may become uneconomic in the event water or other deleterious substances are encountered which impair or prevent the production of oil and/or gas from the well. In addition, production from any well may be unmarketable if it is impregnated with water or other deleterious substances. The marketability of oil and gas which may be acquired or discovered will be affected by numerous factors beyond our control. These factors include the proximity and capacity of oil and gas pipelines and processing equipment, market fluctuations of prices, taxes, royalties, land tenure, allowable production and environmental protection. The extent of these factors cannot be accurately predicted but the combination of these factors may result in our company not receiving an adequate return on invested capital.

Competition in the oil and gas industry is highly competitive and there is no assurance that we will be successful in acquiring the licenses.

The oil and gas industry is intensely competitive. We compete with numerous individuals and companies, including many major oil and gas companies, which have substantially greater technical, financial and operational resources and staffs. Accordingly, there is a high degree of competition for desirable oil and gas properties for drilling operations and necessary drilling equipment, as well as for access to funds. There can be no assurance that the necessary funds can be raised or that any projected work will be completed. There are other competitors that have operations in the properties in Colombia and the presence of these competitors could adversely affect our ability to acquire additional property interests.

Any change to government regulation/administrative practices in regards to conducting business generally in Colombia may have a negative impact on our ability to operate and our profitability.

There is no assurance that the laws, regulations, policies or current administrative practices of any government body, organization or regulatory agency in Colombia or any other jurisdiction, will not be changed, applied or interpreted in a manner which will fundamentally alter the ability of our company to carry on our business in Colombia.

The actions, policies or regulations, or changes thereto, of any government body or regulatory agency, or other special interest groups, may have a detrimental effect on us. Any or all of these situations may have a negative impact on our ability to operate and/or our profitability in Colombia.

Risks Related to Our Common Stock

Trading of our stock may be restricted by the SEC’s “Penny Stock” regulations which may limit a stockholder's ability to buy and sell our stock

The U.S. Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors.” The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of, our common stock.

National Association of Securities Dealers sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the National Association of Securities Dealers has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the National Association of Securities Dealers believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The National Association of Securities Dealers requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Trading in our common stock on the OTC Bulletin Board is limited and sporadic making it difficult for our shareholders to sell their shares or liquidate their investments

Shares of our common stock are currently quoted on the OTC Bulletin Board. The trading price of our common stock has been subject to wide fluctuations. Trading prices of our common stock may fluctuate in response to a number of factors, many of which will be beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with no current business operation. There can be no assurance that trading prices and price earnings ratios previously experienced by our common stock will be matched or maintained. These broad market and industry factors may adversely affect the market price of our common stock, regardless of our operating performance.

In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs for us and a diversion of management's attention and resources.

Because of the early stage of development and the nature of our business, our securities are considered highly speculative.

Our securities must be considered highly speculative, generally because of the nature of our business and the early stage of its development. We are engaged in the business of exploring and, if warranted, developing commercial reserves of oil and gas. Our properties are primarily in the exploration stage only. Accordingly, we have not generated any revenues nor have we realized a profit from our operations to date and there is little likelihood that we will generate any revenues or realize any profits in the short term. Any profitability in the future from our business will be dependent upon locating and developing economic reserves of oil and gas, which itself is subject to numerous risk factors as set forth herein. Since we have not generated any revenues, we will have to raise additional monies through the sale of our equity securities or debt in order to continue our business operations.

We do not intend to pay dividends on any investment in the shares of stock of our company.

We have never paid any cash dividends and currently do not intend to pay any dividends for the foreseeable future. To the extent that we require additional funding currently not provided for in our financing plan, our funding sources may prohibit the payment of a dividend. Because we do not intend to declare dividends, any gain on an investment in our company will need to come through an increase in the stock’s price. This may never happen and investors may lose all of their investment in our company.

Risks Related to Our Company

Our By-laws contain provisions indemnifying our officers and directors against all costs, charges and expenses incurred by them

Our By-laws contain provisions with respect to the indemnification of our officers and directors against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him, including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been one of our directors or officers.

Investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share if we issue additional shares or raise funds through the sale of equity securities

Our constating documents authorize the issuance of 750,000,000,000 shares of common stock with a par value of $0.001.  In the event that we are required to issue any additional shares or enter into private placements to raise financing through the sale of equity securities, investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share depending on the price at which such securities are sold. If we issue any such additional shares, such issuances also will cause a reduction in the proportionate ownership and voting power of all other shareholders. Further, any such issuance may result in a change in our control.

Our By-laws do not contain anti-takeover provisions which could result in a change of our management and directors if there is a take-over of our company

We do not currently have a shareholder rights plan or any anti-takeover provisions in our By-laws.  Without any anti-takeover provisions, there is no deterrent for a take-over of our company, which may result in a change in our management and directors.

CORPORATE HISTORY

Petrosouth Energy Corp.

We were incorporated on July 27, 2004 under the name Mobridge Explorations Inc.

Pursuant to a mineral property option agreement dated July 6, 2005, we were granted an option to acquire a 100% undivided right, title and interest of a total of 15 mineral claim units, known as the Chambers Township claim block, located in the Sudbury Mining Division of Ontario, Canada. On November 1, 2006 the Mineral Property Agreement was terminated.

Because we had not discovered any economically viable mineral deposits on the Chambers Township claim block, we have decided to change the direction of our exploration activities to oil and gas sectors. On April 30, 2007, we completed a merger with our subsidiary, PetroSouth Energy Corp. with PetroSouth Energy Corp. as the surviving corporation.  Concurrently, our board of directors approved a ten (10) for one (1) stock split of our authorized, issued and outstanding shares of common stock. As a result, our authorized capital increased from 75,000,000 shares of common stock with a par value of $0.001 to 750,000,000 shares of common stock with a par value of $0.001. This also increased our issued and outstanding share capital from 6,790,000 shares of common stock to 67,900,000 shares of common stock upon completion of the split.

As a result of our contemplated acquisition of PetroSouth Energy Corp. BVI, our name changed to “PetroSouth Energy Corp.” which better reflected the new direction and business of our company. The change of our name from “ Mobridge Explorations Inc.” to “PetroSouth Energy Corp.” took effect on April 30, 2007.

On May 1, 2007, we closed a private placement consisting of 266,667 units of our securities at a price of US $0.75 per unit for aggregate proceeds of $200,000. Each unit consists of one common share and one share purchase warrant, each warrant being exercisable into one common share at a price of US $1.25 per share until May 1, 2010. We issued the units to a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

We entered into a share exchange agreement on September 30, 2007 with all of the shareholders of PetroSouth Energy Corp. BVI, as vendors and PetroSouth Energy Corp. BVI for the acquisition of all of the issued and outstanding share capital of PetroSouth Energy Corp. BVI.

On October 2, 2007, we completed the share exchange agreement and acquired all of the issued and outstanding shares of PetroSouth Energy Corp. BVI. As a result, we became an oil and gas exploration and development company.

PetroSouth Energy Corp. BVI

PetroSouth Energy Corp. BVI is an early stage oil and gas exploration company based in Bogatá, Colombia. It was incorporated pursuant to the laws of the British Virgin Islands on November 30, 2006. PetroSouth Energy Corp. BVI currently has participation stakes in two separate Colombian blocks representing 133,333 acres and potential reserves of 222.01 million barrels of oil (MMBO) cumulatively.

PetroSouth Energy Corp. BVI has a 20% participation stake in the Talora Exploration and Exploitation Contract southwest of Bogotá, Colombia. The Talora Exploration and Exploitation Contract was effective September 16, 2004 and has a surrender date of September 16, 2032. The 108,333-acre contiguous parcel of land contains five prospects with combined potential reserves of 209 million barrels of oil (MMBO).

PetroSouth Energy Corp. BVI also has a 16% participation stake in the Buenavista Exploration and Production Contract northeast of Bogotá, Colombia. The Buenavista Exploration and Production Contract was effective November 8, 2004 and has a surrender date of November 8, 2032. The 25,000-acre contiguous parcel of land contains the Bolivar field, the Bolivar prospect and three leads, representing with combined potential reserves of over 13 million barrels of oil (MMBO).

DESCRIPTION OF OUR BUSINESS

We are an early exploration stage company engaged in the exploration and production of oil and gas on two properties located near Bogotá, Colombia. Prior to the completion of the acquisition of PetroSouth Energy Corp. BVI, we were primarily engaged in the acquisition and exploration of mining properties and we were granted an option to acquire a 100% undivided right, title and interest of a total of 15 mineral claim units, known as the Chambers Township claim block, located in the Sudbury Mining Division of Ontario, Canada. On November 1, 2006 that Mineral Property Agreement was terminated.

Since we are an exploration stage company, no assurance can be given that the recovery of oil or gas resources will be realized. In general, estimates of recoverable oil or gas resources are based upon a number of factors and assumptions made as of the date on which the resource estimates were determined, such as geological and engineering estimates which have inherent uncertainties and the assumed effects of regulation by governmental agencies and estimates of future commodity prices and operating costs, all of which may vary considerably from actual results. All such estimates are, to some degree, uncertain and classifications of resources are only attempts to define the degree of uncertainty involved. For these reasons, estimates of the recoverable oil or gas resources, the classification of such resources based on risk of recovery, prepared by different engineers or by the same engineers at different times, may vary substantially. No estimates of commerciality or recoverable oil or gas resources can be made at this time, if ever.

Our current operational focus is to conduct exploration of oil or gas resources on those properties subject to the following participation stakes:

Talora Exploration and Exploitation Contract dated September 16, 2006
(Southwest of Bogotá, Colombia)

PetroSouth Energy Corp. BVI has a 20% participation stake in the Talora Exploration and Exploitation Contract southwest of Bogotá, Colombia. The Talora Exploration and Exploitation Contract was effective September 16, 2004 and has a surrender date of September 16, 2032. The operator and majority partner is Petroleum Equipment International with a 60% participation stake. Gran Tierra Energy, Inc., which purchased Argosy Energy International, has the remaining 20% participation stake.  The 108,333-acre contiguous parcel of land contains five prospects with combined potential reserves of 209 million barrels of oil (MMBO). The Exploration and Exploitation Contract associated with the block was originally signed on September 16, 2004, providing for a 6 year exploration period and 28 year production period. The Talora contract area covers 108,336 acres and is located approximately 47 miles southwest of Bogota, Colombia. There are currently no reserves, as this is an exploration block. PetroSouth Energy Corp. BVI commenced drilling on the Laura-1 exploration well on December 27, 2006 and it was subsequently plugged and abandoned in January 2007. Drilling of this well has fulfilled the commitment for the second exploration phase of the contract, ending December 31, 2006. The third exploration phase has begun and there is one commitment to drill a well associated with it. The property will be returned to the government upon expiration of the production contract. As a result, there will be no reclamation costs.

Buenavista Exploration and Production Contract dated November 8, 2004
(Northeast of Bogotá, Colombia)

PetroSouth Energy Corp. BVI has a 16% participation stake in the Buenavista Exploration and Production Contract northeast of Bogotá, Colombia. The Buenavista Exploration and Production Contract was effective November 8, 2004 and has a surrender date of November 8, 2032. The operator and majority partner is UTO with an 84% participation stake. The 25,000-acre contiguous parcel of land contains the Bolivar field, the Bolivar prospect and three leads, representing with combined potential reserves of over 13 million barrels of oil (MMBO). The Bolivar Field represents potential reserves of 2.95 million barrels of oil. Included in the field is the La Luna formation, covering an area of 700 acres. The Exploration and Production Contract associated with the block was originally signed on November 8, 2004, providing for a 6 year exploration period and 28 year production period. The Buenavista contract area covers 25,000 acres and is located northeast of Bogota, Colombia. The Buenavista Block is located 38 miles northwest of Colombia’s largest oil fields, the Cusiana/Cupiagua complex. The Bolivar Field represents potential reserves of 2.95 million barrels of oil. Included in the field is the La Luna formation, covering an area of 700 acres. PetroSouth Energy Corp. BVI’s Bolivar 1 well is currently tapping the La Luna Reservoir at approximately 3,000 feet, while producing 120 barrels of oil per day.  Petrosouth acquired the 16% participation in the Buenavista Exploration and Production Contract through an Assignment Agreement dated August 30, 2007.

COMPETITION

We are an exploration-stage company engaged in the business of oil and gas exploration. We compete with other exploration-stage companies for financing from a limited number of investors that are prepared to make investments in junior oil and gas resource exploration companies. The presence of competing junior oil and gas exploration companies may impact on our ability to raise additional capital in order to fund our property acquisitions and exploration programs if investors are of the view that investments in competitors are more attractive based on the merit of the properties under investigation and the price of the investment offered to investors.

We also compete for oil and gas properties of merit with other exploration-stage companies. Competition could reduce the availability of properties of merit or increase the cost of acquiring additional oil and gas properties.

Many of the oil and gas exploration companies with whom we compete have greater financial and technical resources than we do. Accordingly, these competitors may be able to spend greater amounts on acquisitions of properties of merit and on exploration of their properties. In addition, they may be able to afford greater geological expertise in the targeting and exploration of resource properties. This competition could result in our competitors having resource properties of greater quality and interest to prospective investors who may finance additional exploration and to senior exploration companies that may purchase resource properties or enter into joint venture agreements with junior exploration companies. This competition could adversely impact our ability to finance property acquisitions and further exploration.

COMPLIANCE WITH GOVERNMENT REGULATION

Our business is subject to various federal, state and local laws and governmental regulations that may be changed from time to time in response to economic or political conditions. We are required to comply with the environmental guidelines and regulations established at the local levels for our field activities and access requirements on our permit lands and leases. Any development activities, when determined, will require, but not be limited to, detailed and comprehensive environmental impact assessments studies and approvals of local regulators.

RESEARCH AND DEVELOPMENT

To date, execution of our business plan has largely focused on exploration of oil and gas resources on those properties subject to which we have a participation stake. We currently do not have any plan for research and development.

INTELLECTUAL PROPERTY

We do not have any intellectual property rights.

PLAN OF OPERATION

The following discussion should be read in conjunction with our financial statements and the related notes included herein. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed below and elsewhere in this annual report, particularly in the section entitled “Risk Factors” in this annual report.

Our financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

The total expenditures over the next 12 months required in order to meet our 12 month objective is expected to be $6,000,000. Thus far, we have raised $3,900,000 through private placement financings and expect to have raised the remaining $2,100,000 in the next 60 to 90 days. We anticipate that this additional funding will be in the form of equity financing from the sale of our common stock or loans. We do not currently have any arrangements in place for any future equity financing or loans

Overview

We have no revenues, have experienced losses since inception, have only begun to investigate possible oil and gas exploration operations, have been issued a going concern opinion by our auditors and rely upon the sale of our securities to fund operations.

Our plan of operation for the next 12 months is to proceed with our exploration program as a result of our acquisition of PetroSouth Energy Corp. BVI. We are no longer pursuing exploration programs on the Chambers Township property. We discontinued payments under the Chambers Township option agreement, and it was terminated as of November 1, 2006.

Cash Requirements

We anticipate a cash requirement in the amount of $1,000,000 to $2,000,000 during the next 12 months, mostly for drill commitments, seismic, infrastructure costs and professional fees. Accordingly, we will require additional funds to implement our exploration and development programs. These funds may be raised through equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. There is still no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on his investment in our common stock. Further, we may continue to be unprofitable. We need to raise additional funds in the immediate future in order to proceed with our exploration program.   For an aggressive exploration program we anticipate that our cash requirements may be up to $6,000,000 over the next 12 months.

During the next 12 months, we anticipate that we will not generate any revenue. Accordingly, we will be required to obtain additional financing in order to continue our plan of operations. We believe that debt financing will not be an alternative for funding additional phases of exploration as we do not have tangible assets to secure any debt financing. We anticipate that additional funding will be in the form of equity financing from the sale of our common stock. However, we do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our exploration programs. In the absence of such financing, we will not be able to continue exploration. Even if we are successful in obtaining equity financing, there is no assurance that we will obtain the funding necessary to pursue any advanced exploration of properties.  In the absence of such financing, we will not be able to continue exploration of our properties and our business plan will fail. Even if we are successful in obtaining equity financing to fund our exploration program, there is no assurance that we will obtain the funding necessary to pursue any advanced exploration of our properties. If we do not continue to obtain additional financing, we will be forced to abandon our properties and our plan of operations

Liquidity and Capital Resources

The net loss that we incurred for the 12 months ended June 30, 2007 was $110,974, which was largely due to our professional fees incurred, name change, stock split and private placements.

At June 30, 2007, we had a working capital deficit of $1,111,730. At June 30, 2007, our total assets were $1,360,846 of which $60,846 consisted of cash and cash equivalents.

At June 30, 2007, our total current liabilities were $249,116.  Operating expenses for the year ended June 30, 2007 were $110,974 compared to $37,796 as at June 30, 2006, an increase of $73,178. The principal components for the increase of our operating expenses for the year ended June 30, 2007 compared to the three months ended June 30, 2006 were increases in general and administrative expenses.

Operating expenses for the 12 months ended June 30, 2007 were $110,974, an increase of $73,178 over the previous year. We posted losses of $110,974. The principal components of the loss for the 12 months ended June 30, 2007 were our general administrative expenses incurred.

We anticipate that we will require $200,000 to cover our ongoing general and administrative expenses for the next 12 months.  We believe our cash on hand and are loans receivable are sufficient to carry out our minimum plan of operations and pay for the costs of our general and administrative expenses for the next 12 months. Our ability to complete the next phase of our recommended work program will be subject to us obtaining adequate financing as these expenditures will exceed our cash reserves. We anticipate that additional funding will be in the form of equity financing from the sale of our common stock or through shareholder or related party loans, although there are no assurances any such financing will be completed.

Government and Industry Regulation

Our business is subject to various federal, state and local laws and governmental regulations that may be changed from time to time in response to economic or political conditions. We are required to comply with the environmental guidelines and regulations established at the local levels for our field activities and access requirements on our permit lands and leases. Any development activities, when determined, will require, but not be limited to, detailed and comprehensive environmental impact assessments studies and approvals of local regulators.

Employees

We currently have two employees.

Research and Development Expenditures

To date, execution of our business plan has largely focused on exploration of oil and gas resources on those properties subject to which we have a participation stake. We currently do not have any plan for research and development.

Subsidiaries

We do not have any subsidiaries.

Intellectual Property, Patents and Trademarks

We do not have any intellectual property rights, patents or trademarks.

Results of Operations

We have not earned any revenues from our incorporation on July 27, 2004 to June 30, 2007. We incurred operating expenses in the amount of $148,770 for the period from our inception on July 27, 2004 to June 30, 2007.

These operating expenses were comprised of mining and exploration expenses of $16,135 and general and administrative expenses of $132,635.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires our management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Our management routinely makes judgments and estimates about the effects of matters that are inherently uncertain.

Our significant accounting policies are disclosed in Note 2 to the audited annual financial statements included in our Annual Report on Form 10-KSB filed for the year ended June 30, 2007.

MARKET FOR OUR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Market Information

Our common shares opened for trading on the OTC Bulletin Board under the new stock symbol “PSEG” on May 1, 2007.

Holders of our Common Stock

As of September 30, 2007, there were 36 registered shareholders of our common stock.

Dividends

Since our inception, we have not declared nor paid any cash dividends on our capital stock and we do not anticipate paying any cash dividends in the foreseeable future. Our current policy is to retain any earnings in order to finance the expansion of our operations. Our board of directors will determine future declarations and payments of dividends, if any, in light of the then-current conditions they deem relevant and in accordance with applicable corporate law.

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	We would not be able to pay our debts as they become due in the usual course of business; or

2.
Our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

DESCRIPTION OF SECURITIES

Our authorized capital consists of 750,000,000,000 shares designated as common stock, par value $0.001 per share. As of the date of this current report, 99,533,333 shares of our common stock were issued and outstanding.

Common Stock

Each holder of our common stock is entitled to one vote for each share owned of record on all matters voted upon by our shareholders. In the event of a dissolution of our company, the holders of our common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all of our debts and liabilities.

Our common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion privileges. Since the holders of our common stock do not have cumulative voting rights, holders of more that 50% of our outstanding shares can elect all of our directors, and holder of the remaining shares, by themselves, cannot elect any of our directors. Holders of our common stock are entitled to receive dividends if, as, and when declared by our board of directors out of funds legally available for such purpose.

DESCRIPTION OF PROPERTY

We now maintain an executive office in Houston, Texas and an operational office in Bogotá, Colombia. We believe these spaces are adequate for our current needs and that suitable space will be available to accommodate our future needs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our shares of common stock beneficially owned as of October 1, 2007 for: (i) each shareholder we know to be the beneficial owner of 5% or more of our shares of common stock; (ii) each of our executive officers and directors; and (iii) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. Except as otherwise noted below, the number of shares beneficially owned includes common stock which the named person has the right to acquire, through conversion or option exercise, or otherwise, within 60 days after October 1, 2007. Beneficial ownership calculations for 5% stockholders are based solely on publicly filed Schedule 13Ds or 13Gs, which 5% stockholders are required to file with the Securities and Exchange Commission.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Fred Zaziski Director, Chief Executive Officer, President 15 Lochbury Court Spring, TX 77379	3,000,000	3.1%
Felipe Pimienta Barrios Director, Chief Financial Officer, Treasurer 20333 State Hwy 249 Suite 200-113 Houston, TX 77070-2613	Nil	Nil%
Gurminder Manhas 7710 122A Street Surrey, British Columbia Canada V3W 3S4	20,000,000	20.4%
Victor Rafuse 13 Bastedo Crescent Marathon, Ontario, Canada P0T 2E0	10,000,000	10.2%
Johann Roland Vetter 189 Talisman Avenue Vancouver, British Columbia Canada V5Y 2L6	55,533,332 (2)	45%
Directors and Executive Officers as a Group	3,000,000	3.1%

(1)	Based on 99,533,333 shares of common stock issued and outstanding as of October 1, 2007.

(2)	Includes 28,266,666 shares of our common stock and 28,266,666 warrants to purchase shares of our common stock.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding our current and proposed executive officers and directors:

Name	Age	Position with the Company	Served as a Director and Officer Since
Fred Zaziski	54	Chief Executive Officer, President and Director	March 28, 2007
Felipe Pimienta Barrios	36	Treasurer, Chief Financial Officer and Director	March 28, 2007

Fred Zaziski:

Fred holds a Petroleum Engineering degree from the University of Pennsylvania and a MBA and MIB obtained while on assignment in Cairo. Fred is a resident of Houston, Texas. His 29-year work experience includes several years of international assignments where he has held management and executive positions for Falcon Natural Gas Corp., Halliburton, National Petroleum Technology Company, and ComOxy. During his years in the industry, Fred has been involved in the majority of aspects of the oil and gas business including land acquisition, exploration, drilling, completion, production, remediation and marketing. He has worked in West Africa, the Middle East, Europe and the United States. Fred will continue to provide the knowledgeable leadership necessary to developing assets and minimizing overhead. Fred Zaziski is a member of The Society of Petroleum Engineers and The American Petroleum Institute.

Felipe Pimienta Barrios:

Felipe draws on his formal education and range of experience in optimizing allocation of resources and generating revenue growth. Felipe formerly held senior analyst and executive account manager positions at Bansuperior, where his responsibilities included, among other things, budget management and auditing. Most recently at Citibank, Felipe acted as an asset management executive, where he built and developed an exclusive portfolio of profitable wealth management accounts while leveraging key leads and his local knowledge to further expand the bank’s business. Felipe studied business English at University of California, Los Angeles; Finance and International Business at Universidad Sergio Arboleda, Bogotá, Colombia; and earned an MBA from San Pablo CEU, Madrid, Spain.

Board Meetings and Committees:

Our board of directors held no formal meetings during the year ended June 30, 2007. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporation Law and the by-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We do not have standing audit, nominating or compensation committees, or committees performing similar functions.  Our board of directors believe that it is not necessary to have a standing audit or compensation committees at this time because the functions of such committees are adequately performed by our board of directors.

Our board of directors also is of the view that it is appropriate for us not to have a standing nominating committee because there are currently only two directors on our board of directors and the directors have performed and will perform adequately the functions of a nominating committee.  These directors who perform the functions of a nominating committee are not independent because they are also officers of our company. The determination of independence of directors has been made using the definition of “independent director” contained under Rule 4200(a)(15) of the Rules of National Association of Securities Dealers. Our board of directors has not adopted a charter for the nomination committee. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. Our board of directors does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because we believe that, given the early stages of our development, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level. There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended by our board of directors. The process of identifying and evaluating nominees for director typically begins with our board of directors soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our board of directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our board of directors then makes a decision on whether to recommend the candidates as nominees for director.  We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

LEGAL PROCEEDINGS

We are not aware of any legal proceedings in which any director or officer, any proposed director or officer or any owner of record or beneficial owner of more than 5% of any class of voting securities of our company, or any affiliate of any such director or officer, proposed director or officer or security holder, is a party adverse to our company or has a material interest adverse to our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two years and except as disclosed below, none of the following persons has had any direct or indirect material interest in any transaction to which our company was or is a party, or in any proposed transaction to which our company proposes to be a party:

(a) any director or officer of our company;

(b) any proposed director of officer of our company;

(c) any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(d) any member of the immediate family of any of the foregoing persons (including a spouse, parents, children, siblings, and in-laws).

Our directors are not independent because they are also officers of our company. The determination of independence of directors has been made using the definition of “independent director” contained under Rule 4200(a)(15) of the Rules of National Association of Securities Dealers. Our directors were also the directors and officers of PetroSouth Energy Corp. BVI prior to the execution of the share exchange agreement entered into with PetroSouth Energy Corp. BVI and its shareholders on September 30, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

To the best of our knowledge, all executive officers, directors and greater than 10% stockholders filed the required reports in a timely manner.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

We reimburse our directors for expenses incurred in connection with attending board meetings, but did not pay directors’ fees or other cash compensation for services rendered as a director in the year ended June 30, 2006 of the interim period ended  March 31, 2007. No compensation of any kind has been paid, or is payable, to any of our executive officers in the same periods.

Since our inception, we have not granted any stock options, long-term incentive plans, or stock appreciation rights.

We have no standard or other arrangements for compensating directors for their service in their capacity as directors, or for committee participation or special assignments.

We have not entered into any employment or consulting agreement with any of our directors or officers, although, as required in our share exchange agreement with PetroSouth Energy Corp. BVI, we may enter into employment agreements with Felipe Pimienta Barrios and Fred Zaziski, upon the closing of the transactions contemplated by the share purchase agreement.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our directors or officers. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or officers, except that stock options may be granted at the discretion of our board of directors in the future.

We have no plans or arrangements in respect of remuneration received or that may be received by the officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We engaged Madsen & Associates CPA’s, Inc. as our principal independent auditors.

The report on 10-KSB dated September 27, 2007 on our balance sheet for the year ended June 30, 2007, the related statement of stockholders’ equity (deficit) for the period from July 27, 2004 (inception) to June 30, 2007 and the related statements of operations and cash flows for the year ended June 30, 2007 and for the period from July 27, 2004 (inception) to June 30, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to our ability to continue as a going concern.

In connection with the audit of the period from July 27, 2004 (inception) to June 30, 2007 and during the subsequent interim period through to the date of their resignation, there were no disagreements with Madsen & Associates CPA’s, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Madsen & Associates CPA’s, Inc. would have caused them to make reference thereto in their reports on our audited financial statements.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR

SECURITIES ACT LIABILITIES.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada law permits a company to indemnify its directors and officers, except for any act of dishonesty. Our company has provided in its by-laws for the indemnification of officers and directors against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him, including an amount to be paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been one of our directors or officers.

RECENT SALES OF UNREGISTERED SECURITIES

On May 1, 2007, we closed a private placement consisting of 266,667 units of our securities at a price of US $0.75 per unit for aggregate proceeds of $200,000. Each unit consists of one common share and one share purchase warrant, each warrant being exercisable into one common share at a price of US $1.25 per share until May 1, 2010.  We issued the units to a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On June 25, 2007, we closed a private placement consisting of 1,333,333 units of our securities (the “Units”) at a price of US $0.75 per Unit for aggregate proceeds of $1,000,000.  Each Unit consists of one common share and one share purchase warrant (a “Warrant”), each Warrant shall be exercisable into one common share (a “Warrant Share”) at a price of US $1.25 per Warrant Share until June 25, 2010. We issued the Units to a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On August 27, 2007, we closed a private placement consisting of 1,500,000 units of our securities (the “Units”) at a price of US $1.00 per Unit for aggregate proceeds of $1,500,000.  Each Unit consists of one common share and one share purchase warrant (a “Warrant”), each Warrant shall be exercisable into one common share (a “Warrant Share”) at a price of US $1.50 per Warrant Share until August 27, 2010. We issued the Units to a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On September 21, 2007, we closed a private placement consisting of 266,667 units of our securities (the “Units”) at a price of US $0.75 per Unit for aggregate proceeds of $200,000. We received the proceeds of the placement on May 31, 2007.  Each Unit consists of one common share and one share purchase warrant (a “Warrant”), each Warrant shall be exercisable into one common share (a “Warrant Share”) at a price of US $1.25 per Warrant Share until September 21, 2010.

We issued the Units to a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 3.02	Unregistered Sales

On October 2, 2007, we issued (i) 28,266,666 shares of our common stock and (ii) 28,266,66 warrants to purchase common shares in the capital of our company at $1.25 to Johann Roland Vetter, as nominee of the shareholders of PetroSouth Energy Corp. BVI, in exchange for all of the issued and outstanding common shares of PetroSouth Energy Corp. BVI.

The 28,266,666 shares of our common stock and 28,266,666 warrants were issued to Mr. Vetter pursuant to exemptions from registration as set out under Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. None of the former shareholders of PetroSouth Energy Corp. BVI were U.S. persons or were acquiring the securities for the account or benefit of any U.S. person. The share certificates issued by our company to the former shareholders of PetroSouth Energy Corp. BVI contain a legend stating that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, or pursuant to an available exemption from registration.

Item 5.06	Change in Shell Company Status

Management has determined at, as of the closing of the share exchange agreement, our company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.  Please refer to Item 2.01 of this current report for a detailed description of the share exchange agreement and the business of our company following the closing date.

Item 9.01.	Financial Statements and Exhibits.

Our financial statements are stated in United States dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles.

The following financial statements are included in this current report:

Financial Statements for PetroSouth Energy Corp. (Audited)
for the period from November 30, 2006 (inception) to March 31, 2007

Financial Statements for PetroSouth Energy Corp. (Unaudited)
for the three-month period ending June 30, 2007

The following exhibits are included in this current report:

10.1	Share Exchange Agreement among all shareholders of PetroSouth Energy Corp. BVI, PetroSouth Energy Corp. BVI and our company dated September 30, 2007.

10.2
Commercial Agreement for the Talora Block between Petroleum Equipment International (PEI), David Craven, and dated October 24, 2006 for 20% participation stake in the Tolara Block near Bogotá, Colombia.

10.3
Buenavista Assignment Agreement between UTI, PetroSouth Energy Corporation BVI, Petroleum Equipment International Ltda. and dated August 30, 2007 for participation stake in the Buenavista Block near Bogotá, Colombia.

21.1	PetroSouth Energy Corp. BVI, a British Virgin Islands corporation.

Board of Directors
PetroSouth Energy Corporation
(An Exploration Stage Company)

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

We have audited the accompanying balance sheet of PetroSouth Energy Corporation (An Exploration Stage Company) as of March 31, 2007 and the related statements of operations, shareholders’ equity and cash flows for the period from November 30, 2006 (date of inception) to March 31, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PetroSouth Energy Corporation (An Exploration Stage Company) as of March 31, 2007 and the results of its operations and cash flows for the period from November 30 2006 (date of inception) to March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 9 to the financial statements, the Company incurred a net loss of approximately $ 68,629 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfill its exploration activities.  These factors raise substantial doubt that the Company will be able to continue as a going concern.  Management’s plans in regard to these matters are also discussed in Note 9.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

s/ Madsen & Associates CPA’s, Inc.
Madsen & Associates CPA’s, Inc.
Salt Lake City, Utah
September 10, 2007

Audited Combined Financial Statements

PETROSOUTH ENERGY CORP.

As at and for the period from November 30, 2006 (Inception) to ended March, 2007

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEET

March 31,
2007

ASSETS

Current assets:

Cash	$13,902

Total Current Assets	13,902

Oil and gas properties, using full cost accounting
Unproved properties, not subject to amortization	2,099,880

Other property & equipment
Computer equipment, net of accumulated depreciation	2,100

Total assets	$2,115,882

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable	$11,946
Advances from shareholder	2,120,360

Total liabilities	2,132,306

Commitments and contingencies	-

Stockholders' equity:
Common stock; authorized 1,000 shares; no par value; 1,000 shares issued and outstanding at March 31, 2007	1,000
Deficit accumulated during the exploration stage	(17,313)
Accumulated other comprehensive income	(111)

Total stockholders' equity	(16,424)

Total liabilities and stockholders' equity	$2,115,882

The accompanying notes are an integral part of these financial statements

PETROSOUTH ENERGY CORPORATION.
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF OPERATIONS

From November 30, 2006 (Inception) to March 31, 2007

Operating Expenses:

General and administrative	$(17,313)

Net loss for the period	$(17,313)

Other Comprehensive Income
Foreign Currency Translation Loss	(111)

Comprehensive Income	(17,424)

Net loss per share:
Basic and diluted	$(17.31)

Weighted average number of shares outstanding:
Basic and diluted	1,000

The accompanying notes are an integral part of these financial statements

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
THE PERIOD FROM NOVEMBER 30, 2006 (INCEPTION) TO MARCH 31, 2007

				Deficit
	Common Stock Issued			Accumulated	Accumulated
				During the	Other
	Number of		Comprehensive	Exploration	Comprehensive
	Shares	Amount	Income	Stage	Income	Total

Balance at November 30, 2006 (Inception)	-	$-	$-	$-	$-	$-

Common stock issued for cash	1,000	1,000		-		1,000
	-	-		-		-
Net loss for the period	-	-	(17,313)	(17,313)		(17,313)
Other Comprehensive Income:
Foreign Currency Translation Loss			(111)		(111)	(111)

Comprehensive Income			(17,424)

Balance at March 31, 2007	$1,000	$1,000		$(17,313)	$(111)	$(16,424)

The accompanying notes are an integral part of these financial statements

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF CASH FLOWS

From November 30, 2006 (Inception) to March 31, 2007

Cash flow from operating activities:
Net loss	$(17,313)
Adjustments to reconcile net loss to net cash used in operating activities:
Foreign Currency Translation	(111)
Changes in operating assets and liabilities:
Accounts payable	11,946

Net cash used in operating activities	(5,478)

Cash flows used in investing activities
Acquisition of working interest in oil & gas properties	(2,099,880)
Acquisition of other property & equipment	(2,100)

Net cash used in investing activities	(2,101,980)

Cash flows from financing activities
Proceeds from sale of common stock	1,000
Advances from shareholder	2,120,360

Net cash provided by financing activities	2,121,360

(Decrease) increase in cash during the period	13,902

Cash, beginning of period	-

Cash, end of period	$13,902

Supplemental disclosure of cash flow information:
Cash paid during the period
Taxes	$-
Interest	$-

The accompanying notes are an integral part of these financial statements

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2007

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Nature of Operations

PetroSouth Energy Corporation (the Company), is a legal Company limited by shares duly incorporated under the laws of the British Virgin Islands on November 30, 2006 according to the requirements of BVI Business Companies Act, 2004.  The company is headquartered in Houston, Texas and conducts petroleum industry activities such as exploration, production, refining, processing, transportation and trading of hydrocarbons (crude oil and natural gas), directly or indirectly as an investor or as an operator of oil fields.

On March 5, 2007, the Company established its Colombian Branch Office, located in Bogota, Colombia.

On December 1, 2006 the Company entered into an assignment agreement for the transference of interests, rights, and obligations under an agreement to acquire twenty percent (20%) of the participating interest in an agreement for the exploration of oil & gas properties in Colombia.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity or remaining maturity at the date of purchase of three months or less to be cash equivalents.  At March 31, 2007, the Company did not have any cash equivalents.

Long-Lived Assets

Long lived assets to be held and used or disposed of other than by sale are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  When required, impairment losses on assets held and used or disposed of other than by sale are recognized based on the fair value of the asset.  Long-lived assets to be disposed or by sale are reported at the lower of its carrying amount or the fair value less cost to sell.

Computer Equipment

Computer equipment is recorded at cost and depreciated over its estimated useful life. As of March 31, 2007 the purchased computer equipment had not yet been placed in service; accordingly, no depreciation expense has been recorded.

Oil and Gas Properties

The Company uses the full cost method of accounting for oil and gas properties.  Accordingly, all costs associated with acquisition, exploration, development of oil and gas reserves, including directly related overhead costs and related asset retirement costs, are capitalized.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2007

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves, are amortized on the unit-of-production method using estimates of proved reserves.  Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs.  If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In addition, the capitalized costs are subject to a “ceiling test”, which basically limits such costs to the aggregate of the “estimate proven value”, discounted at a ten percent interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties

Asset Retirement Obligations

SFAS No. 143 (“SFAS 143”), Accounting for Asset Retirement Obligations addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs.    Specifically, SFAS 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made.  In addition, the asset retirement cost is capitalized as part of the asset’s carrying value and subsequently allocated to expense over the asset’s useful life.  At March 31, 2007, the Company did not have any asset retirement obligations.

Financial Instruments

Foreign Exchange Risk

The Company is subject to foreign exchange risk for transactions denominated in foreign currencies.  Foreign currency risk arises from the fluctuation of foreign exchange rates and the degree of volatility of these rates relative to the United States dollar.  The Company does not believe that it has any material risk due to foreign currency exchange.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and accrued liabilities.  The fair value of these financial instruments approximate their carrying values due to their short maturities.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash deposits. At March 31, 2007, the Company had approximately $13,902 in cash that was not insured.  This cash is on deposit with a large Colombian bank.  As part of its cash management process, the Company performs periodic evaluations of the relative credit standing of this financial institution.  The Company has not experienced any losses in cash balances and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2007

Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar.  Monetary assets and liabilities denominated in foreign currencies are translated in accordance with SFAS No. 52 Foreign Currency Translation, using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income.  Foreign currency transactions are primarily undertaken in Colombian pesos.  The Company has not to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Accounting Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Company’s financial statements are based on a number of estimates, including accruals for estimated accounting, auditing and exploration and development expenses.

Income Taxes

Income tax expense is based on pre-tax financial accounting income.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carryforwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Basic and Diluted Net (Loss) Per Common Share (“EPS”)

Basic net (loss) per share is computed by dividing the net (loss) attributable to the common stockholders by the weighted average number of common shares outstanding during the reporting period.  Diluted net income per common share includes the potential dilution that could occur upon exercise of the options and warrants to acquire common stock computed using the treasury stock method which assumes that the increase in the number of shares is reduced by the number of shares which could have been repurchased by the Company with the proceeds from the exercise of the options and warrants (which were assumed to have been made at the average market price of the common shares during the reporting period).

Potential common shares are excluded from the diluted loss per share computation in net loss periods as their inclusion would have been anti-dilutive.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2007

Stock-Based Compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), Share-Based Payment (“SFAS 123(R)”), which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation.  SFAS 123(R) was effective for public companies for the first fiscal year beginning after June 15, 2005, supersedes Accounting Principles Board Opinion No. 25 (“APB 25”), Accounting for Stock Issued to Employees, and amends SFAS 95, Statement of Cash Flows.  SFAS 123(R) eliminates the option to use APB 25’s intrinsic value method of accounting and requires recording expense for stock compensation based on a fair value based method.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The adoption of SFAS 123(R) did not have a material effect on the Company’s financial condition or results of operations because since inception the Company has not entered into any share-based transactions.

Recent Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159 (“SFAS 159”), The Fair Value Option for Financial Assets and Financial Liabilities– including an amendment of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, which applies to all entities with available-for sale and trading securities.  This Statement permits entities to choose to measure many financial instruments and certain other items at fair value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements.  We plan to adopt SFAS 159 effective March 1, 2008.  We are in the process of determining the effect, if any, the adoption of SFAS 159 will have on our financial statements.

In December 2006, the FASB issued FASB Staff Position (“FSP”) EITF 00-19-2, Accounting for Registration Payment Arrangements. This FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with FASB Statement No. 5, Accounting for Contingencies. This FSP is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to December 21, 2006. For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to December 21, 2006, the guidance in the FSP was effective for the Company during the last quarter of 2007.  Adoption of this FSP had no impact on our financial position or results of operations.

In September 2006, the FASB issued SFAS 158 (“SFAS 158”), Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R).   This statement requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity. This statement also requires an employer to measure the funded status of a plan as of the date of its year end statement of financial position, with limited exceptions. The Company will be required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006.  The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year end statement of financial position is effective for fiscal years ending after December 15, 2008, or fiscal 2009 for the Company. Adoption of SFAS 158 is not expected to have a material impact on our financial statements.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2007

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In September 2006, the FASB issued SFAS No. 157 (“SFAS 157”), Fair Value Measurements.   SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS 157 will be effective for the Company March 1, 2007. Adoption of SFAS 157 is not expected to have a material impact on our financial statements.

In September 2006, the Securities and Exchange Commission staff published Staff Accounting Bulletin SAB No. 108 (“SAB 108”), Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006. The adoption of SAB 108 did not have a material impact on our financial statements.

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, and Interpretation of FASB Statement No. 109 (“SFAS 109”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return.  FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective beginning in fiscal 2008. Adoption of FIN 48 is not expected to have a material impact on our financial statements.

In March 2006, the FASB issued SFAS No. 156 (“SFAS 156”), Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140.  SFAS 156 amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, with respect to accounting for separately recognized servicing assets and servicing liabilities.  SFAS 156 is effective for fiscal years that begin after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year.  The Company does not have any servicing assets or servicing liabilities and, accordingly, the adoption of SFAS 156 did not have a material impact on our financial statements.

In February 2006, the FASB issued SFAS No. 155 (“SFAS 155”) Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.  This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.  This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.  This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006.  Adoption of SFAS 155 did not have a material impact on our financial statements.

In May 2005, the FASB issued SFAS No. 154 (“SFAS 154”), Accounting Changes and Error Corrections.  This statement, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, requires that a voluntary change in accounting principle be applied retrospectively to all prior period financial statements presented, unless it is impracticable to do so.  SFAS 154 also provides that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for as a change in estimate effected by a change in accounting principle, and also provides that correction of errors in previously issued financial statements should be termed a “restatement”.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2007

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

SFAS 154 is effective for fiscal years beginning after December 15, 2005.  The adoption of SFAS 154 did not have a material impact on our financial statements.

NOTE 3 – COMMON STOCK

At March 31, 2007 the Company had issued 1,000 common shares and had no outstanding options or warrants.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company’s sole shareholder advanced the Company $2,120,360 to fund the purchase of the twenty percent (20%) participating agreement for the exploration of oil & gas properties.  The advances have been made by the shareholder with no stated interest rate.  The advances are payable to the shareholder on demand.

NOTE 5 – UNPROVED OIL & GAS PROPERTIES NOT SUBJECT TO AMORTIZATION

The Company purchased a twenty percent (20%) participating interest in a joint operating agreement for the exploration of oil & gas properties known as the Talora Block in the country of Colombia, on October 24, 2006.  Under the provisions of the contract, in addition to the acquisition costs, the Company is required to fund its proportionate share of the exploration costs required under the joint operating agreement.  At March 31, 2007, a determination cannot be made about the extent of additional oil reserves that should be classified as proved reserves as a result of this project.  The Company will begin to amortize these costs when the project is evaluated, which is estimated to be in 2008.

The Company paid $2,000,000 to acquire this participating interest and has paid the operator under this joint operating agreement an additional $99,880 to fund the Company’s proportionate share of exploration and drilling costs through March 31, 2007.  The total cost of the unproved oil and gas properties at March 31, 2007 is $2,099,880.

NOTE 6 – VARIABLE INTEREST ENTITY

Under the requirements of FIN 46R, the Company has performed an analysis of the Talora Block investment above and has concluded that the investment represents a variable interest in a variable interest entity; however, the Company is not the primary beneficiary, and the requirements for consolidation have not been met. Per the joint operating agreement, the Company’s potential loss is limited to its investment.

NOTE 7 – INCOME TAXES

Income tax expense has not been recognized for the period ended March 31, 2007 because the Company has incurred net operating losses since its inception.  The Company’s net operating losses (“NOL’s”) for the period ended March 31, 2007 were $17,424.  Management does not expect that the Company will utilize these net operating losses in the future and has recorded a valuation allowance to fully offset any deferred tax assets that could be realized from this net operating loss.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2007

NOTE 8 – COMMITMENTS AND CONTINGENCIES

As an owner of the twenty percent interest in the Talora Block oil & gas properties joint operating agreement, the Company is required to fund additional exploration and drilling costs undertaken by the Talora Block operator in proportion to the Company’s ownership under the agreement.  The operator will ask the owners of the participating interests to reimburse the operator for expenses incurred or may ask for advances from these owners to fund future costs.  The owners of the participating interests are required to make these payments to the operator. If these payments are not made, the operator may terminate the Company’s interest in the project and the Company would lose its entire investment in the project.

NOTE 9 – GOING CONCERN

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated any revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, confirmation of the Company’s interests in the underlying properties, and the attainment of profitable operations. The Company’s ability to achieve and maintain profitability and positive cash flows is dependent upon its ability to locate profitable mineral properties, generate revenues from its mineral production and control production costs. In addition to these factors, the Company may be required to fund additional exploration and development costs as a result of the Talora Block operating agreement.  There is no guarantee that the Company will have the funds available to meet these cash call requirements. Based upon current plans, the Company expects to incur operating losses in future periods.  As at March 31, 2007, the Company had accumulated losses of $ 17,313 since inception.  These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. There is no assurance that the Company will be able to generate revenues in the future. These financial statements do not give any effect to any adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

Unaudited Combined Financial Statements

PETROSOUTH ENERGY CORP.

As at and for the three-month period ending June 30, 2007

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEET
(UNAUDITED)

June 30,
2007

ASSETS

Current assets:

Cash	$105,842
AR - Other	1,224

Total Current Assets	107,066

Computer equipment, net of accumulated depreciation	3,965

Oil and gas properties, using full cost accounting
Unproved properties, not subject to amortization	3,249,880

Total assets	$3,360,911

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable	$4,329
Advances from shareholder	2,219,102
Advances from related party	1,150,000

Total liabilities	3,373,431

Commitments and contingencies	-

Stockholders' equity:
Common stock; authorized 1,000 shares; no par value; 1,000 shares issued and outstanding at June 30, 2007	1,000
Deficit accumulated during the exploration stage	(68,629)
Accumulated Other Comprehensive Income	55,109

Total stockholders' equity	(12,520)

Total liabilities and stockholders' equity	$3,360,911

The accompanying notes are an integral part of these financial statements

PETROSOUTH ENERGY CORPORATION.
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF OPERATIONS

	(UNAUDITED)
	3 months ended June 30, 2007	From November 30, 2006 (Inception) to June 30, 2007

Operating Expenses:

General and administrative	$(51,999)	$(69,312)

Loss from operations	(51,999)	(69,312)

Interest Income	683	683

Net loss for the period	$(51,316)	$(68,629)

Other Comprehensive Income:
Foreign Currency Translation Gain	55,220	55,109

Comprehensive Income	$3,904	(13,520)

Net loss per share:
Basic and diluted	(51.32)	$(68.63)

Weighted average number of shares outstanding:
Basic and diluted	1,000	1,000

The accompanying notes are an integral part of these financial statements

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF CASH FLOWS

	(UNAUDITED)
	3 months ended June 30, 2007	From November 30, 2006 (Inception) to June 30, 2007

Cash flow from operating activities:
Net loss	$(51,316)	$(68,629)
Adjustments to reconcile net loss to net cash used in operating activities:
Foreign Currency Translation	55,220	55,109
Changes in operating assets and liabilities:
Accounts payable	(7,617)	4,329
Accounts receivable	(1,224)	(1,224)

Net cash used in operating activities	(4,937)	(10,415)

Cash flows used in investing activities
Acquisition and development of oil & gas properties	(1,150,000)	(3,249,880)
Acquisition of other property & equipment	(1,865)	(3,965)

Net cash used in investing activities	(1,151,865)	(3,253,845)

Cash flows from financing activities
Proceeds from sale of common stock	-	1,000
Advances from shareholder	98,742	2,219,102
Advances from related party	1,150,000	1,150,000

Net cash provided by financing activities	1,248,742	3,370,102

(Decrease) increase in cash during the period	91,940	105,842

Cash, beginning of period	13,902	-

Cash, end of period	$105,842	$105,842

Supplemental disclosure of cash flow information:
Cash paid during the period
Taxes	$-	$-
Interest	$-	$-

The accompanying notes are an integral part of these financial statements

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2007

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Nature of Operations

PetroSouth Energy Corporation (the Company), is a legal Company limited by shares duly incorporated under the laws of the British Virgin Islands on November 30, 2006 according to the requirements of BVI Business Companies Act, 2004.  The company is headquartered in Houston, Texas and conducts petroleum industry activities such as exploration, production, refining, processing, transportation and trading of hydrocarbons (crude oil and natural gas), directly or indirectly as an investor or as an operator of oil fields.

On March 5, 2007, the Company established its Colombian Branch Office, located in Bogota, Colombia.

On December 1, 2006 the Company entered into an assignment agreement for the transference of interests, rights, and obligations under an agreement to acquire twenty percent (20%) of the participating interest in an agreement for the exploration of oil & gas properties in Colombia.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The accompanying unaudited interim financial statements do not include all of the information required by generally accepted accounting principles in the United States of America for complete financial statements.  These financial statements and the related notes should be read in conjunction with the audited financial statements of the Company for the period ended March 31, 2007.  In the opinion of management, these unaudited financial statements reflect all of the adjustments which are of a normal recurring nature and which are necessary to present fairly the financial position of the Company as of June 30, 2007 and the results of operations and cash flows for the three months ended June 30, 2007.  The results for the three months ended June 30, 2007 are not necessarily indicative of the results that may be expected for an entire fiscal year.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity or remaining maturity at the date of purchase of three months or less to be cash equivalents.  At June 30, 2007, the Company did not have any cash equivalents.

Long-Lived Assets

Long lived assets to be held and used or disposed of other than by sale are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  When required, impairment losses on assets held and used or disposed of other than by sale are recognized based on the fair value of the asset.  Long-lived assets to be disposed or by sale are reported at the lower of its carrying amount or the fair value less cost to sell.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2007

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Computer Equipment

Computer equipment is recorded at cost and depreciated over its estimated useful life. As of June 30, 2007 the purchased computer equipment had not yet been placed in service; accordingly, no depreciation expense has been recorded.

Oil and Gas Properties

The Company uses the full cost method of accounting for oil and gas properties.  Accordingly, all costs associated with acquisition, exploration, development of oil and gas reserves, including directly related overhead costs and related asset retirement costs, are capitalized.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves, are amortized on the unit-of-production method using estimates of proved reserves.  Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs.  If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, the capitalized costs are subject to a “ceiling test”, which basically limits such costs to the aggregate of the “estimate proven value”, discounted at a ten percent interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties

Asset Retirement Obligations

SFAS No. 143 (“SFAS 143”), Accounting for Asset Retirement Obligations addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs.   Specifically, SFAS 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made.  In addition, the asset retirement cost is capitalized as part of the asset’s carrying value and subsequently allocated to expense over the asset’s useful life.  At June 30, 2007, the Company did not have any asset retirement obligations.

Financial Instruments

Foreign Exchange Risk

The Company is subject to foreign exchange risk for transactions denominated in foreign currencies.  Foreign currency risk arises from the fluctuation of foreign exchange rates and the degree of volatility of these rates relative to the United States dollar.  The Company does not believe that it has any material risk due to foreign currency exchange.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and accrued liabilities.  The fair value of these financial instruments approximate their carrying values due to their short maturities.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2007

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash deposits. At June 30, 2007, the Company had approximately $ 105,842 in cash that was not insured.  This cash is on deposit with a large Colombian bank.  As part of its cash management process, the Company performs periodic evaluations of the relative credit standing of this financial institution.  The Company has not experienced any losses in cash balances and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

Foreign Currency Translation

The Company’s functional and reporting currency is the Colombian peso.  Monetary assets and liabilities denominated in foreign currencies are translated in accordance with SFAS No. 52 Foreign Currency Translation, using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income.  Foreign currency transactions are primarily undertaken in Colombian pesos.  The Company has not to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Accounting Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Company’s financial statements are based on a number of estimates, including accruals for estimated accounting, auditing and exploration and development expenses.

Income Taxes

Income tax expense is based on pre-tax financial accounting income.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carryforwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2007

Basic and Diluted Net (Loss) Per Common Share (“EPS”)

Basic net (loss) per share is computed by dividing the net (loss) attributable to the common

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

stockholders by the weighted average number of common shares outstanding during the reporting period.  Diluted net income per common share includes the potential dilution that could occur upon exercise of the options and warrants to acquire common stock computed using the treasury stock method which assumes that the increase in the number of shares is reduced by the number of shares which could have been repurchased by the Company with the proceeds from the exercise of the options and warrants (which were assumed to have been made at the average market price of the common shares during the reporting period).

Potential common shares are excluded from the diluted loss per share computation in net loss periods as their inclusion would have been anti-dilutive.

Stock-Based Compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), Share-Based Payment (“SFAS 123(R)”), which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation.  SFAS 123(R) was effective for public companies for the first fiscal year beginning after June 15, 2005, supersedes Accounting Principles Board Opinion No. 25 (“APB 25”), Accounting for Stock Issued to Employees, and amends SFAS 95, Statement of Cash Flows.  SFAS 123(R) eliminates the option to use APB 25’s intrinsic value method of accounting and requires recording expense for stock compensation based on a fair value based method.

The adoption of SFAS 123(R) did not have a material effect on the Company’s financial condition or results of operations because since inception the Company has not entered into any share-based transactions.

NOTE 3 – COMMON STOCK

At June 30, 2007 the Company had issued 1,000 common shares and had no outstanding options or warrants.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company’s sole shareholder has advanced the Company $2,219,102 to fund the purchase of the twenty percent (20%) participating agreement for the exploration of oil & gas properties and to fund cash calls made to the Company by the operator of the Talora Block oil & gas exploration activities.  The advances have been made by the shareholder with no stated interest rate.  The advances are payable to the shareholder on demand.

During the three months ended June 30, 2007, a  Company interested in acquiring the assets and liabilities of PetroSouth has advanced the Company $ 1,150,000 to assist in the funding of the exploration costs related to the Talora Block activities.  These advances have no stated interest rate and are payable to the Company on demand.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2007

NOTE 5 – UNPROVED OIL & GAS PROPERTIES NOT SUBJECT TO AMORTIZATION

The Company purchased a twenty percent (20%) participating interest in a joint operating agreement for the exploration of oil & gas properties known as the Talora Block in the country of

NOTE 5 – UNPROVED OIL & GAS PROPERTIES NOT SUBJECT TO AMORTIZATION(continued)

Colombia, on October 24, 2006.  Under the provisions of the contract, in addition to the acquisition costs, the Company is required to fund its proportionate share of the exploration costs required under the joint operating agreement.  At March 31, 2007, a determination cannot be made about the extent of additional oil reserves that should be classified as proved reserves as a result of this project.  The Company will begin to amortize these costs when the project is evaluated, which is estimated to be in 2008.

The Company paid $2,000,000 to acquire this participating interest and has paid the operator under this joint operating agreement an additional $1,249,880 to fund the Company’s proportionate share of exploration and drilling costs through June 30, 2007.  The total cost of the unproved oil and gas properties at June 30, 2007 is $3,249,880.

NOTE 6 – VARIABLE INTEREST ENTITY

Under the requirements of FIN 46R, the Company has performed an analysis of the Talora Block investment above and has concluded that the investment represents a variable interest in a variable interest entity; however, the Company is not the primary beneficiary, and the requirements for consolidation have not been met. Per the joint operating agreement, the Company’s potential loss is limited to its investment.

NOTE 7 – INCOME TAXES

Income tax expense has not been recognized for the period ended March 31, 2007 because the Company has incurred net operating losses since its inception.  The Company’s net operating losses (“NOL’s”) for the period ended March 31, 2007 were $17,424.  Management does not expect that the Company will utilize these net operating losses in the future and has recorded a valuation allowance to fully offset any deferred tax assets that could be realized from this net operating loss.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

As an owner of the twenty percent interest in the Talora Block oil & gas properties joint operating agreement, the Company is required to fund additional exploration and drilling costs undertaken by the Talora Block operator in proportion to the Company’s ownership under the agreement.  The operator will ask the owners of the participating interests to reimburse the operator for expenses incurred or may ask for advances from these owners to fund future costs.  The owners of the participating interests are required to make these payments to the operator. If these payments are not made, the operator may terminate the Company’s interest in the project and the Company would lose its entire investment in the project.

PETROSOUTH ENERGY CORPORATION
(AN EXPLORATION STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2007

NOTE 9 – GOING CONCERN

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated any revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future.  The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equityfinancing to continue operations, confirmation of the Company’s interests in the underlying properties, and the attainment of profitable operations. The Company’s ability to achieve and maintain profitability and positive cash flows is dependent upon its ability to locate profitable mineral properties, generate revenues from its mineral production and control production costs. Based upon current plans, the Company expects to incur operating losses in future periods. In addition to these factors, the Company may be required to fund additional exploration and development costs as a result of the Talora Block operating agreement.  There is no guarantee that the Company will have the funds available to meet these cash call requirements. As at June 30, 2007, the Company had accumulated losses of $ 68,629 since inception.  These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. There is no assurance that the Company will be able to generate revenues in the future. These financial statements do not give any effect to any adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROSOUTH ENERGY CORP.

By: /s/ Fred Zaziski

Fred Zaziski
Chief Executive Officer, President and Director

Date: October 3, 2007